                                                                     Exhibit 4.1

                                 ONESOFT LOGO
NUMBER                        OneSoft Corporation                         SHARES
OS                      INCORPORATED UNDER THE LAWS OF              COMMON STOCK
COMMON STOCK                 THE STATE OF DELAWARE

                                                               CUSIP 68273J 10 5


THIS CERTIFIES that
                                            SEE REVERSE FOR CERTAIN RESTRICTIONS
is the owner of


FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK,PAR VALUE $ .001 PER SHARE,
                                      OF
                              ONESOFT CORPORATION
                  (the "Corporation"), a Delaware Corporation

  The shares represented by this certificate are transferable on the stock transfer books of the Corporation by the holder of record hereof, or by duly authorized attorney or legal representative, upon the surrender of this certificate properly endorsed.

  This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

  IN WITNESS WHEREOF, the Corporation has caused this certificate to bear the facsimile signatures of its duly authorized officers and to be sealed with the facsimile of its corporate seal.

Dated:
                              ONESOFT CORPORATION
                                   CORPORATE
                                      SEAL
                                      1997
                                    DELAWARE
                                       *

/s/  Paul D. Economon                /s/ James W. MacIntyre, IV
      SECRETARY                         CHAIRMAN OF THE BOARD

COUNTERSIGNED AND REGISTERED:
              AMERICAN STOCK TRANSFER & TRUST COMPANY
                         TRANSFER AGENT AND REGISTRAR

BY
                            AUTHORIZED SIGNATURE
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  The Corporation will furnish to any stockholder upon request and without charge a full statement of the powers, designations, preferences and relative, participating, optional, or other special rights of each authorized class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights, to the extent that the same have been fixed, and of the authority of the board of directors to designate the same with respect to other series. Such request may be made to the Corporation or to its transfer agent.

  The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

  TEN COM  -  as tenants in common
  TEN ENT  -  as tenants by the entireties
  JT TEN   -  as joint tenants with right
              of survivorship and not as
              tenants in common

UNIF GIFT MIN ACT - _______ Custodian ________
                    (Cust)             (Minor)
                    under Uniform Gifts to Minors
                    Act ______________________
                               (State)

UNIF TRANS MIN ACT - ______ Custodian _________
                     (Cust)             (Minor)
                     under Uniform Transfers to Minors
                     Act ______________________
                                (State)

    Additional abbreviations may also be used though not in the above list.

  For value received, _______________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
 IDENTIFYING NUMBER OF ASSIGNEE
___________________________________________
___________________________________________

_______________________________________________________________________________
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING ZIP CODE, OF ASSIGNEE)

_______________________________________________________________________________
_______________________________________________________________________________
_______________________________________________________________________  shares of common stock represented by the within certificate, and do hereby irrevocably constitute and appoint ________________________________________________________
___________________________________________________________________ Attorney,
to transfer the said shares on the books of the within named Corporation, with full power of substitution in the premises.

Dated: _________________________
                                         X_____________________________________
                                         X_____________________________________
                                NOTICE: THE SIGNATURES TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER.

Signature(s) Guaranteed:

By _______________________________________
THE SIGNATURE(S) MUST BE GUARANTEED BY AN
ELIGIBLE GUARANTOR INSTITUTION (BANKS,
STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS
AND CREDIT UNIONS WITH MEMBERSHIP IN AN

APPROVED SIGNATURE GUARANTEE MEDALLION
PROGRAM),  PURSUANT TO S.E.C. RULE 17Ad-15.


KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, MUTILATED OR DESTROYED, THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.